UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2023

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”) held on December 6, 2023, the stockholders of Safe & Green Holdings Corp., a Delaware corporation (the “Company”), approved the Safe & Green Holdings Corp. 2023 Subsidiaries Equity Incentive Plan (the “2023 Plan”). A summary of the material terms of the 2023 Plan is incorporated herein by reference from pages 37 – 43 of the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting (the “Definitive Proxy Statement”), which was filed with the Securities and Exchange Commission on November 13, 2023. The summary of the 2023 Plan included in the Definitive Proxy Statement is not intended to be complete and is qualified in its entirety by reference to the 2023 Plan.  The 2023 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 6, 2023, at the Annual Meeting, the Company’s stockholders voted on the following six (6) proposals and votes were cast as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1 – 6 as set forth in the Definitive Proxy Statement are as follows:

Proposal No. 1

The following seven (7) individuals were re-elected as directors, each to serve a one year term expiring at the 2024 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified with the following votes:

	For	Withheld	Broker Non-Votes
Paul M. Galvin	6,870,729	445,997	3,206,661
David Villarreal	6,924,207	392,519	3,206,661
Christopher Melton	6,448,532	868,194	3,206,661
Shafron Hawkins	6,663,884	652,842	3,206,661
Vanessa Villaverde	6,913,397	403,329	3,206,661
Jill Anderson	6,977,703	339,023	3,206,661
Thomas Meharey	6,919,562	397,164	3,206,661

Proposal No. 2

The stockholders ratified and approved the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2023 based on the votes set forth below:

For	Against	Abstain	Broker Non-Votes
10,145,576	351,138	26,671	0

Proposal No. 3

The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay”), as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,547,033	723,357	46,336	3,206,661

Proposal No. 4

The stockholders approved an amendment to the Company’s Certificate of Incorporation, at a ratio of 1-for-10 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement.  The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,147,943	1,361,482	13,962	0

Proposal No. 5

The stockholders approved the adoption of the 2023 Subsidiaries Equity Incentive Plan. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,393,690	885,346	37,690	3,206,661

Proposal No. 6

The stockholders approved the adjournment of the 2023 Annual Meeting, based on the votes set forth below; however, an adjournment was not needed as Proposals 4 and 5 received a sufficient number of votes for approval. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,201,983	1,303,106	18,296	0

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Safe & Green Holdings Corp. 2023 Subsidiaries Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: December 11, 2023	By:	/s/ Patricia Kaelin
		Name:	Patricia Kaelin
		Title:	Chief Financial Officer

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